UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 26, 2015
PERFORMANCE SPORTS GROUP LTD.
(Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation or organization)	001-36506 (Commission File Number)	Not Applicable (I.R.S. Employer Identification Number)

100 Domain Drive Exeter, NH (Address of principal executive offices)	03833-4801 (Zip Code)

Registrant’s telephone number, including area code: (603) 610-5802
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02    Results of Operations and Financial Condition.
On August 26, 2015, Performance Sports Group Ltd. issued a press release announcing its financial results for its fiscal fourth quarter and full year ended May 31, 2015.
A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated by reference into this item.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
99.1	Press Release, dated August 26, 2015

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 26, 2015

PERFORMANCE SPORTS GROUP

		By:	/s/ Amir Rosenthal
Amir Rosenthal
President, PSG Brands, and Chief Financial Officer

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